UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2016

FireEye, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36067	20-1548921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 McCarthy Blvd.

Milpitas, CA 95035

(Address of principal executive offices, including zip code)

(408) 321-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

On January 20, 2016, FireEye, Inc. (“FireEye”) issued a press release regarding selected preliminary financial results for the fourth quarter and year ended December 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference into these Items 2.02 and 7.01.

In addition, as described in the other Current Report on Form 8-K filed by FireEye with the Securities and Exchange Commission on the date hereof (the “Other Current Report”), FireEye will host a conference call on January 20, 2016, at 2:00 p.m. Pacific time (5:00 p.m. Eastern time) to discuss FireEye’s recent acquisition of iSIGHT Security, Inc. On the conference call, FireEye will also discuss the selected preliminary financial results. Media representatives, analysts and the public are invited to listen to this discussion by calling (877) 312-5521 or (678) 894-3048, or via on-demand webcast at investors.fireeye.com. The slides to be used in connection with the conference call are furnished as Exhibit 99.2 to the Other Current Report.

The information set forth under these Items 2.02 and 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FireEye is making reference to non-GAAP financial measures in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREEYE, INC.

Date: January 20, 2016	By:	/s/ Alexa King
Alexa King Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 20, 2016